SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of June 1, 2007, providing for the issuance of
Citigroup Mortgage Loan Trust Inc., Series 2007-AMC4
Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust 2007-AMC4

(as issuing entity)

Citigroup Mortgage Loan Trust Inc.

(as registrant)

Citigroup Global Markets Realty Corp.

(as sponsor)

Delaware	333-138237-16	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01                      Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On June 29, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust 2007-AMC4, Asset-Backed Pass-Through Certificates, Series 2007-AMC4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among the Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Amerqiuest Mortgage Company (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Trust Administrator”) and U.S. Bank National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2A” Certificates, the “Class A-2B Certificates,” the “Class A-2C Certificates,” the “Class A-2D Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class M-11 Certificates,” the “Class CE-1 Certificates,” the “Class CE-2 Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates”.  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate and adjustable-rate first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,171,049,293.34 as of June 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 14, 2007 (the “Mortgage Loan Purchase Agreement”), between Citigroup Global Markets Realty Corp. (the “Seller”) and the Depositor.  The Certificates (other than the Class CE-1, the Class CE-2 and the Class P Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, attached here as Exhibit 1.1, dated June 14, 2007, between the Depositor and the Representative and to Citigroup Global Markets Inc. (in such capacity, the “Initial Purchaser”) pursuant to a Certificate Purchase Agreement, dated June 29, 2007, between the Depositor and the Initial Purchaser.

The Class CE-1 Certificates, the Class CE-2 Certificates and the Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following Initial Certificate Principal Balances, Pass-Through Rates and Ratings:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate (2)	Ratings
			Moody’s	S&P
A-1	$ 484,382,000.00	Variable	Aaa	AAA
A-2A	$ 217,806,000.00	Variable	Aaa	AAA
A-2B	$ 68,054,000.00	Variable	Aaa	AAA
A-2C	$ 57,661,000.00	Variable	Aaa	AAA
A-2D	$ 36,954,000.00	Variable	Aaa	AAA
M-1	$ 53,869,000.00	Variable	Aaa	AA+
M-2	$ 58,552,000.00	Variable	Aa1	AA
M-3	$ 17,566,000.00	Variable	Aa2	AA-
M-4	$ 18,151,000.00	Variable	Aa2	A+
M-5	$ 16,980,000.00	Variable	Aa3	A
M-6	$ 12,882,000.00	Variable	Aa3	A -
M-7	$ 16,980,000.00	Variable	A1	BBB+
M-8	$ 14,638,000.00	Variable	A2	BBB
M-9	$ 22,836,000.00	Variable	Baa1	BBB-
M-10	$ 21,664,000.00	Variable	Baa2	BB+
M-11	$ 9,369,000.00	Variable	Baa2	BB
CE-1	$ 62,066,193.00	N/A	NR	NR
CE-2	$ 0.00	N/A	NR	NR
P	$ 100.00	N/A	NR	NR
R	100% Interest	N/A	NR	NR
R-X	100% Interest	N/A	NR	NR
(1) Approximate.
(2) Calculated as described in the Prospectus Supplement.
(3) Calculated as set forth in the Pooling and Servicing Agreement.

The Certificates (other than the Class A-1 Certificates, Class CE-1 Certificates, Class CE-2 Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated May 16, 2007, and the Prospectus Supplement, dated June 14, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 14, 2007 by and between the Depositor and the Representative, relating to the Series 2007-AMC4 Certificates.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Citigroup Mortgage Loan Trust Inc., Ameriquest Mortgage Company as servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and U.S. Bank National Association, as trustee, relating to the Series 2007-AMC4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                      July 24, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Taruna Reddy
Name:	Taruna Reddy
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 14, 2007 by and between the Depositor and the Representative, relating to the Series 2007-AMC4 Certificates.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Citigroup Mortgage Loan Trust Inc., Ameriquest Mortgage Company as servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and U.S. Bank National Association, as trustee, relating to the Series 2007-AMC4 Certificates.